SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 22, 2006

CHEMBIO DIAGNOSTIC, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosures.

(a)	On February 22, 2006 the Registrant issued the press release titled “Chembio Appoints Distributor for its Rapid HIV Tests in Ethiopia” included herein as Exhibit 99.1.

(b)	On February 23, 2006 the Registrant issued the press release titled “Chembio’s Rapid HIV Test Selected by Nigeria” included herein as Exhibit 99.2.

(c)	On February 24, 2006 the Registrant issued the press release titled “Chembio to Present at the Wall Street Analysts Forum” included herein as Exhibit 99.3.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits.

99.1	Press Release titled “Chembio Appoints Distributor for its Rapid HIV Tests in Ethiopia” issued February 22, 2006.

99.2	Press Release titled “Chembio’s Rapid HIV Test Selected by Nigeria” issued February 23, 2006.

99.3	Press Release titled “Chembio to Present at the Wall Street Analysts Forum” issued February 23, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 27, 2006   Chembio Diagnostics, Inc.

By: /s/ Lawrence A. Siebert
Lawrence A. Siebert
Chief Executive Officer